SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                         ________________________

                                 FORM 8-K/A

                             AMENDMENT NO.1 TO
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934
                         ________________________

     Date of Report (Date of earliest event reported): October 6, 1998

                              SPX Corporation
           (Exact name of registrant as specified in its charter)



        Delaware                   1-6948                  38-1016240
(State of incorporation)  (Commission File Number)       (IRS Employer
                                                       Identification No.)



  700 Terrace Point Drive, Muskegon, Michigan                49443-3301
   (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code: (616) 724-5000

The undersigned registrant hereby amends its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 9, 1998 (the "Form 8-K") as set forth below:

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

         (a)      Financial Statements

                  The Report of Independent Auditors and the accompanying Financial Statements set forth in General Signal's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and the Financial Statements set forth in General Signal's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 are attached hereto as Exhibits 99.3 and 99.4, respectively, and are incorporated herein by reference.

         (b)      Pro Forma Financial Information

                  The unaudited pro forma condensed combined financial data of SPX and General Signal set forth in Amendment No. 1 to Form S-4 filed with the Securities and Exchange Commission on September 3, 1998 are attached hereto as
                  Exhibit 99.5 and are incorporated herein by reference.

         (c)      Exhibits

                  The following Exhibits are hereby added to the Form 8-K:

                  Exhibit 23    Consent of Ernst & Young

                  Exhibit 99.3 Report of Independent Auditors and accompanying Financial Statements set forth in General Signal's Annual Report on Form 10-K for the fiscal year ended December 31, 1997

                  Exhibit 99.4 Financial Statements set forth in General Signal's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998

                  Exhibit 99.5 Unaudited pro forma condensed combined financial data of SPX and General Signal set forth in Amendment No. 1 to Form S-4 filed with the Securities and Exchange Commission on September 3, 1998

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SPX CORPORATION
                                    (Registrant)


                                    By:  /s/Patrick J. O'Leary
                                        -----------------------------------
                                          Patrick J. O'Leary
                                          Vice President-Finance, Treasurer
                                             and Chief Financial Officer

Date:  November 5, 1998